December 13, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated December 13, 2010, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R	Advisor Class
Pending	Pending	Pending	Pending

Franklin Templeton International Trust	SUMMARY PROSPECTUS
Franklin World Perspectives Fund

Investment Goal

Long-term capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 27 in the Fund's Prospectus and under “Buying and Selling Shares” on page 47 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Advisor Class
Management fees[1]	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.30%	1.00%	0.50%	None
Other expenses[2]	0.84%	0.84%	0.84%	0.84%
Total annual Fund operating expenses	1.99%	2.69%	2.19%	1.69%
Fee waiver and/or expense reimbursement[1]	0.44%	0.44%	0.44%	0.44%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.55%	2.25%	1.75%	1.25%

1. The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees) for each class do not exceed 1.25% (other than certain non-rountine expenses), until March 1, 2012.

2. Other expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expenses reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
If you sell your shares at the end of the period:
Class A	$ 724	$ 1,123
Class C	$ 328	$ 794
Class R	$ 178	$ 643
Advisor Class	$ 127	$ 490
If you do not sell your shares:
Class C	$ 228	$ 794

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in equity securities in developed, emerging and frontier markets across the entire market capitalization spectrum. The Fund is structured as a multi-manager fund, with the investment manager having overall responsibility for the Fund’s investments. The investment manager works and sub-contracts with various local asset management teams within Franklin Templeton Investments (the "Sub-Advisors") to determine regional/country allocation and each of the Sub-Advisors will be responsible for selecting investments for that portion of the Fund’s portfolio allocated to it. The investment manager and the Sub-Advisors develop local portfolios of securities seeking to outperform the relevant market of each region. The allocations to each region are generally based on the current allocations to each respective region in the MSCI All Country World Plus Frontier Markets benchmark index, although the Fund's investments will not necessarily be in the securities that comprise the index. The Fund’s actual exposure to various regions and markets will vary from time to time according to the investment manager’s and the Sub-Advisors' opinions as to the prevailing conditions and prospects for these markets.

The Fund invests in growth-oriented equity securities of companies listed on the stock markets in regions/countries that may include but are not limited to Africa; Australia; North America: United States, Canada; Latin America; Europe; Asia: Japan, Korea, China, India; and the Middle East, with the benefit of local knowledge and growth oriented investment style. The Fund may invest in developed or emerging market countries, including those considered to be “frontier” market countries, i.e. those that are smaller, less developed and less accessible emerging market countries. The equity securities in which the Fund invests are primarily common stocks and preferred stocks.

When choosing equity investments for the Fund, the investment manager and the Sub-Advisors apply a research driven, “bottom up,” fundamental long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s and the Sub-Advisors' evaluation of the company’s long-term earnings, asset value and cash flow potential. The Fund seeks to invest in financially strong companies with favorable growth potential and sustainable competitive advantages. The investment manager and the Sub-Advisors also consider a company’s price/earnings ratio, profit margins and liquidation value.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market value of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Generally, stocks have historically outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign security and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries.

Developing Market Countries   The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Growth Style Investing   Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. Investment management applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

Because the Fund is new, it has no performance history.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Sub-Advisors

Franklin Templeton Investimentos (Brasil) Ltda (FT Brazil), Franklin Templeton Investment Corp. (FTIC), Franklin Templeton Investment Management Limited (FTIML), Franklin Templeton Asset Management (India) Private Limited (FT India), Franklin Templeton Investment Trust Management Co., Ltd. (FT Korea), Franklin Templeton Investments Japan Limited (FT Japan)

Portfolio Managers

STEPHEN H. DOVER, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since inception (2010).

PURAV A. JHAVERI, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2010).

SUNG SIK OH   Chief Investment Officer - Equities of FT Korea and portfolio manager of the Fund since inception (2010).

FREDERICO SAMPAIO, CFA   Chief Investment Officer - Equities of FT Brazil and portfolio manager of the Fund since inception (2010).

CONRAD B. HERRMANN, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since inception (2010).

SUKUMAR RAJAH   Chief Investment Officer - Equities of FT India and portfolio manager of the Fund since inception (2010).

GAREY AITKEN, CFA   Chief Investment Officer of FTIC and portfolio manager of the Fund since inception (2010).

UWE ZOELLNER, CFA   Executive Vice President and Portfolio Manager of FTIML and portfolio manager of the Fund since inception (2010).

TETSURO MIYACHI, CFA   Head of Investment Management Department of FT Japan and portfolio manager of the Fund since inception (2010).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin World Perspectives Fund

Investment Company Act file #811-06336
097 PSUM 12/10	00077805